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                                                                   Exhibit 10.31


                            SUB-ASSIGNMENT AGREEMENT

                  SUB-ASSIGNMENT, dated as of December [_], 2001, between THE BANK OF NEW YORK (as successor to United States Trust Company), not in its individual capacity but solely as Collateral Agent for the Owner Lessors (as defined below), as assignee ("COLLATERAL AGENT"); EME HOMER CITY GENERATION L.P., a Pennsylvania limited partnership, as assignor ("HOMER CITY"); EDISON MISSION MARKETING & TRADING, INC., a California corporation ("EMMT"), as consenting party; and EDISON MISSION ENERGY FUEL SERVICES, INC., a California corporation as consenting party ("EMEFS", and together with EMMT, the "CONSENTING PARTIES").

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, contemporaneously herewith, Homer City will enter into a transaction pursuant to the Participation Agreements listed on EXHIBIT A by and among EME Homer City, each of the Owner Lessors party thereto (the "OWNER LESSORS"), Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Manager, the Owner Participant, Homer City Funding LLC, as Lender, the Lease Indenture Trustee, the Security Agent and The Bank of New York, not in its individual capacity but solely as Bondholder Trustee (as amended, modified and supplemented and in effect from time to time, collectively, the "PARTICIPATION AGREEMENTS") whereby Homer City will sell undivided interests in its generating assets to the Owner Lessors and the Owner Lessors will lease such undivided interests in its generating assets back to Homer City under the Facility Leases. Capitalized terms used but not defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreements.

                  WHEREAS, pursuant to the Ownership and Operation Agreement, the Collateral Agent has agreed to serve as a common collateral agent for the Owner Lessors.

                  WHEREAS, in consideration of the transactions contemplated by the Participation Agreements, Homer City has agreed to, and simultaneously herewith will, assign, for the term of the Facility Site Leases, all of its rights and interest in, to and under those certain Material Project Agreements more fully described on EXHIBIT

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B hereto (the "ASSIGNED AGREEMENTS") to the Collateral Agent for the benefit of the Owner Lessors pursuant to an assignment agreement (the "ASSIGNMENT AGREEMENT").

                  WHEREAS, for the term of the Facility Leases, the Owner Lessors have agreed to subassign all their right, title and interest in, to and under the As signed Agreements back to Homer City.

                  NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                  1. The Collateral Agent acting on behalf of and as instructed by the Owner Lessors hereby unconditionally and irrevocably assigns, transfers and conveys to Homer City, and Homer City hereby accepts and assumes, all of the Collateral Agent's rights, title and interest in, to and under the Assigned Agreements.

                  2. This Sub-Assignment Agreement shall remain in effect unless and until all of the Facility Leases are terminated in accordance with their terms. The provisions of this Sub-Assignment Agreement and the subassignment to Homer City accomplished hereunder of all right, title and interest in the SCR Construction Contract shall not terminate unless and until the consent of ABB Environmental Systems, division of ABB Flakt, Inc., a corporation duly organized and existing under the laws of Delaware, to the Assignment Agreement and this Sub-Assignment Agreement shall have been obtained.

                  3. Homer City shall perform and comply with all terms and provisions of each of the Assigned Agreements to be performed or complied with by it and shall maintain each of the Assigned Agreements in full force and effect in accordance with their terms and in accordance with the terms of the Assignment Agreement.

                  4. The parties hereto expressly agree that (i) subject to the terms of the Participation Agreement, Homer City may enter into amendments, supple ments or any other modifications to any of the Assigned Agreements or enter into any consensual cancellation or termination of any of the Assigned Agreements and (ii) the consent or approval of the Collateral Agent and the Owner Lessors shall not be required for such amendments, supplements, modifications, cancellations or termination, which shall be binding upon and inure to the benefit of the Collateral Agent acting on behalf of the Owner Lessors as successor to Homer City if and when this Sub-Assignment Agreement should terminate in accordance with its terms.


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                  5. The Consenting Parties hereby (i) consent to the sub-assign ment of the Assigned Agreements and approve the execution by Homer City of the Assignment Agreement and this Sub-Assignment Agreement, and acknowledge that no further consents, acknowledgments, or approvals of any kind shall be required for the effectiveness of the assignments contemplated hereby and (ii) agree that for so long as this Sub-Assignment Agreement shall continue in effect, the Consenting Parties shall make any payments due to Homer City under the Assigned Agreements directly into the Revenue Account.

                  6. All of the terms of this instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  7. This Sub-Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles (except Section 5-1401 of the New York General Obliga tions Law), including all matters of construction, validity and performance.


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                  IN WITNESS WHEREOF, the parties have signed this Sub-Assign ment Agreement as of the date first above written.


EME HOMER CITY GENERATION L.P.


By: Mission Energy Westside, Inc.
         as General Partner


By:
   ---------------------------------
   Name:
   Title:


THE BANK OF NEW YORK,
      not in its individual capacity, but solely as Collateral Agent for the Owner Lessors


By:
   ---------------------------------
   Name:
   Title:


EDISON MISSION MARKETING & TRADING,
      INC., a California corporation (with respect to the Energy Sales Agreement and NOx Agreement only)


By:
   ---------------------------------
   Name:
   Title:


EDISON MISSION ENERGY FUEL
      SERVICES, INC., a California corporation (with respect to the Fuel Supply Agreement only)


By:
   ---------------------------------
   Name:
   Title:


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                                    EXHIBIT A
                            PARTICIPATION AGREEMENTS

         1. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL1 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         2. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL2 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         3. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL3 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United


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States Trust Company of New York), both in its individual capacity and solely as
Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         4. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL4 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         5. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL5 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         6. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL6 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor


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to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         7. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL7 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         8. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL8 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.


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                                    Exhibit B
                               Assigned Agreements


1.       Energy Sales Agreement

2.       NOx Agreement

3.       Fuel Supply Agreement

4.       The Power Sales Agreements

5.       The SCR Construction Contract





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